                             SUPPLEMENTAL INDENTURE
                          CARLYLE & CO. OF MONTGOMERY

     SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of May 19,
2005, among Carlyle & Co. of Montgomery, an Alabama corporation (the
"Guaranteeing Subsidiary"), a subsidiary of Finlay Fine Jewelry Corporation (or its permitted successor), a Delaware corporation (the "Company"), the other
Subsidiary Guarantors (as defined in the Indenture referred to herein) and HSBC
Bank USA, as trustee under the Indenture referred to below (the "Trustee").

                                   WITNESSETH

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of June 3, 2004 providing for the issuance of 8 3/8% Notes due June 1, 2012 (the "Notes");

     WHEREAS, the Indenture provides that under certain circumstances the
Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Notes and the Indenture on the terms and conditions set forth herein and in the Indenture (the "Subsidiary
Guarantee"); and

     WHEREAS, pursuant to Sections 9.01 and 9.06 of the Indenture, the Trustee
is authorized to execute and deliver this Supplemental Indenture;

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the
Guaranteeing Subsidiary, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

     1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     2. Agreement to Guarantee. The Guaranteeing Subsidiary hereby unconditionally guarantees all of the Company's Obligations as set forth in
Article 10 of the Indenture in the same manner and to the same extent as if it had executed the Indenture on the date thereof as Subsidiary Guarantor thereunder.

     3. Continuing Agreement. Except as herein amended, all terms, provisions and conditions of the Indenture, all Exhibits thereto and all instruments executed in connection therewith shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

     4. New York Law to Govern. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL
GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING
EFFECT TO APPLICABLE PRINCIPLES OF

CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER
JURISDICTION WOULD BE REQUIRED THEREBY.

     5. Counterparts. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together constitute the same agreement.

     6. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     7. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and attested, all as of the date first above written.

Dated: May 19, 2005

                                        CARLYLE & CO. OF MONTGOMERY

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                            Name: Bruce E. Zurlnick
                                            Title: SVP, Treasurer & CFO

                                        FINLAY FINE JEWELRY CORPORATION

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                            Name: Bruce E. Zurlnick
                                            Title: SVP, Treasurer & CFO

                                        HSBC BANK USA, as Trustee

                                        By: /s/ Frank Godino
                                            ------------------------------------
                                            Name: Frank J. Godino
                                            Title: Vice President

                              SUBSIDIARY GUARANTEE
                           CARLYLE & CO. OF MONTGOMERY

     For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned Subsidiary Guarantor (which term includes any successor Person under the Indenture) jointly and severally, hereby unconditionally guarantees, subject to the provisions in the Indenture dated as of June 3, 2004 (the "Indenture") among Finlay Fine Jewelry Corporation and HSBC
Bank USA, as trustee (the "Trustee"), but irrespective of the validity and enforceability of the Indenture, the Notes and the obligations of the Company thereunder, (a) the due and punctual payment of the principal of, premium, if any, and interest on the Notes (as defined in the Indenture), whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on overdue principal and premium, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms of the Indenture and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. The obligations of the Subsidiary Guarantors to the Holders of Notes and to the
Trustee pursuant to the Subsidiary Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the
Indenture for the precise terms of the Subsidiary Guarantee. Each Holder of a
Note, by accepting the same, agrees to and shall be bound by such provisions.

                                        CARLYLE & CO. OF MONTGOMERY

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                            Name: Bruce E. Zurlnick
                                            Title: SVP, Treasurer & CFO